                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (date of earliest event reported):  February 26, 1999




                               DEXTER CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



CONNECTICUT                                  1-5542              06-0321410
--------------------------------------------------------------------------------
(State or other jurisdiction of   (Commission file number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)



ONE ELM STREET,  WINDSOR LOCKS,  CONNECTICUT                         06096
--------------------------------------------------------------------------------
(Address of principal executive offices)                           (Zip code)



Registrant's telephone number, including area code:  (860) 292-7675


N/A
--------------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report.)

ITEM 2  -  ACQUISITION OR DISPOSITION OF ASSETS


On July 7, 1998, Dexter Corporation ("Registrant") announced its intention to sell its Packaging Coatings business, including Dexter SAS, its French industrial coatings subsidiary (together herein referred to as the "Business"). On August 21, 1998, Dexter Corporation entered into a purchase and sale agreement ("Agreement") to sell certain assets and stock of the Business to The Valspar Corporation ("Buyer"), which agreement was amended on February 26, 1999. Dexter's Packaging Coatings business manufactures a range of products serving the beer, beverage and food can, aerosol and tube markets. The transaction was completed on February 26, 1999. The Business had combined 1998 sales of approximately $212 million.

In accordance with the Agreement, the Buyer paid to the Registrant, on the closing date, $224.5 million in cash in consideration of the sale of certain assets and stock of the Business and for a noncompete agreement. The Agreement provides that the purchase price is subject to an adjustment for any increase or decrease in the amount of net assets acquired on the closing date.






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
ITEM 7  -   FINANCIAL STATEMENTS AND EXHIBITS


(a)      Financial Statements of Business Acquired.
         Not applicable


(b)      Pro Forma Financial Information


The following unaudited pro forma condensed consolidated financial statements are filed with this report:

Pro Forma Condensed Consolidated Statement of Financial Position at December 31, 1998

Pro Forma Condensed Consolidated Statement of Income for the Year ended December 31, 1998

The unaudited Pro Forma Condensed Consolidated Statement of Financial Position of the Registrant at December 31, 1998 reflects the financial position of the Registrant as if the disposition of the assets discussed in Item 2 took place on December 31, 1998. The unaudited Pro Forma Condensed Consolidated Statement of Income for the fiscal year ended December 31, 1998 assumes that the disposition occurred on January 1, 1998.

These unaudited pro forma condensed consolidated financial statements are based on available information and certain assumptions that the Registrant believes are reasonable. The pro forma adjustments are based on preliminary information and are subject to adjustments for actual information related to the sale of the Business. These pro forma financial statements are presented for illustrative purposes only. They do not purport to be indicative of the results of operations which actually would have resulted had the divestiture occurred on the dates indicated or which may result in the future. The Registrant believes it has utilized reasonable methods to conform the basis of presentation.

The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the Consolidated Financial Statements and related notes of Dexter Corporation (file no. 1-5542) for the year ended December 31, 1998 which have been filed on Form 10-K on March 9, 1999, pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934, and which are incorporated herein by reference.



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
(c) Exhibits
------------


No.                      Description
---                      -----------
10                       Dexter Coatings Business Purchase
                         and Sale Agreement dated
                         August 21, 1998, between
                         Dexter Corporation and The Valspar
                         Corporation

10A                      First Amendment to Dexter Coatings
                         Business Purchase and Sale Agreement
                         dated February 26, 1999


23                       Consent of Independent Public Accountants





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
                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                               DEXTER CORPORATION
                                  (Registrant)


Date     March 15, 1999                   /s/ Kathleen Burdett
         ..............                   ..................................
                                          Kathleen Burdett
                                          Vice President and
                                          Chief Financial Officer
                                          (Principal Financial Officer)
                                          (Principal Accounting Officer)




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
                   INDEX TO FINANCIAL STATEMENTS AND EXHIBITS


Financial Statements                                                        Page
--------------------                                                        ----


Pro Forma Condensed Consolidated Statement of Financial                     7
  Position at December 31, 1998 (unaudited)

Pro Forma Condensed Consolidated Statement of Income                        8
  For the Year Ended December 31, 1998 (unaudited)





Exhibit No.                  Description                                    Page
-----------                  -----------                                    ----

     10              Dexter Coatings Business Purchase                    9 - 62
                     and Sale Agreement dated
                     August 21, 1998, between
                     Dexter Corporation and The Valspar
                     Corporation

     10A             First Amendment to Dexter Coatings                  63 - 64
                     Business Purchase and Sale Agreement
                     dated February 26, 1999



     23              Consent of Independent Public Accountants           65









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
                        PRO FORMA FINANCIAL INFORMATION
                               DEXTER CORPORATION
                        PRO FORMA CONDENSED CONSOLIDATED
              STATEMENT OF FINANCIAL POSITION AT DECEMBER 31, 1998
                                (000) UNAUDITED


------------------------------------------------------------------------------------------------------------------------------------

                                                                                    Pro Forma Adjustments
                                                                       ---------------------------------------
In thousands of dollars                                HISTORICAL                                                          PRO FORMA
(except per share amounts)                               12/31/98            Business (a)          Other                    12/31/98
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Cash and short-term securities                         $  111,049              $ (7,832)                                 $  103,217
Accounts receivable, net                                  203,872               (46,522)                                    157,350
Inventories
    Materials and supplies                                 65,180                (8,863)                                     56,319
    In process and finished                               129,175               (11,310)                                    117,865
    LIFO reserve                                         (17,388)                 2,069                                     (15,319)
                                               -------------------     -----------------    ------------------    -----------------
                                                          176,967               (18,104)                                    158,863
Prepaid and deferred expenses                              25,642                (1,688)             $(1,639) (b)            22,315
                                               -------------------     -----------------    ------------------    -----------------
    Total current assets                                  517,530               (74,146)              (1,639)               441,745

Property, plant and equipment, at cost, net               360,456               (44,018)                                    316,438
Excess of cost over net assets of
    businesses acquired                                   156,989               (33,391)                                    123,598
Patents, technology, trademarks, and covenants            118,152                (1,303)                                    116,849
Other assets                                               55,241                (1,530)                (566) (b)            53,145
                                               -------------------     -----------------    ------------------    -----------------
                                                       $1,208,368             $(154,388)             $(2,205)            $1,051,775
                                               ===================     =================    ==================    =================



LIABILITIES & SHAREHOLDERS' EQUITY
Short-term debt                                        $   39,810                                   $(30,000) (c)         $    9,810
Current installments of long-term debt                     17,230                                                             17,230
Accounts payable                                           91,718             $ (24,633)                                      67,085
Accrued liabilities and taxes                              95,427                (9,713)                4,369 (d)            127,513
                                                                                                       37,430 (e)
Dividends payable                                           5,989                                                              5,989
                                               -------------------     -----------------    ------------------     -----------------
    Total current liabilities                             250,174               (34,346)               11,799                227,627

Long-term debt                                            382,163                                   (194,507) (f)            187,656
Deferred items                                             36,160                (6,245)                8,100 (g)             38,015
Long-term deferred income taxes                            53,481                                     (8,189) (h)             45,292
Long-term environmental reserves                           13,501                                                             13,501
Minority interests                                         84,340                (1,370)                                      82,970

Shareholders' equity
    Common stock and paid-in capital                       40,255                                                             40,255
    Retained earnings                                     418,074              (112,925)              180,592                485,741
    Treasury stock                                       (51,512)                                                           (51,512)
    Accumulated other comprehensive
       income                                            (18,268)                  498                                      (17,770)
                                               -------------------     -----------------    ------------------     -----------------
            Total shareholders' equity                    388,549              (112,427)              180,592                456,714
                                               -------------------     -----------------    ------------------     -----------------
                                                       $1,208,368             $(154,388)             $(2,205)             $1,051,775
                                               ===================     =================    ==================     =================


EQUITY PER SHARE                                           $16.86                                                             $19.82


(a) To eliminate the assets and liabilities of the Business divested which were included in the Statement of Financial Position as of December 31, 1998.

(b) To adjust current and non-current deferred tax assets as a result of the sale of the Business.

(c) To reflect proceeds from the sale of the Business applied to short-term debt.

(d) To reflect the current portion of a noncompete agreement, and additional accrued expenses associated with the sale of the Business.

(e)      To adjust accrued taxes as a result of the sale of the Business.

(f) To reflect proceeds from the sale of the Business applied to long-term debt.

(g)      To reflect the long-term portion of a noncompete agreement.

(h) To adjust long-term deferred taxes as a result of the sale of the Business.



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               PRO FORMA FINANCIAL INFORMATION
                     DEXTER CORPORATION
    PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
        FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1998
                            (000)
                         (UNAUDITED)


------------------------------------------------------------------------------------------------------------------------------------
                                                                           Pro Forma Adjustments
                                                                   -------------------------------------
In thousands of dollars                          HISTORICAL                                                           PRO FORMA
(except per share amounts)                        12/31/98            Business (a)            Other                   12/31/98
------------------------------------------------------------------------------------------------------------------------------------

REVENUES
Net sales                                          $1,168,037              $(212,273)                                      $955,764
Other income                                           11,418                   (558)            $10,006 (b)                 20,866
                                             -----------------     ------------------    ----------------         ------------------
                                                    1,179,455               (212,831)             10,006                    976,630

EXPENSES
Cost of sales                                         741,288               (161,156)                                       580,132
Marketing and administrative                          246,911                (28,396)                                       218,515
Research and development                               56,656                (10,689)                                        45,967
Interest                                               18,210                     (4)             (1,728)(c)                 16,478
Transaction costs of Life Technologies, Inc.            5,335                                                                 5,335
Acquired in-process research
    and development costs                              24,508                                                                24,508
                                             -----------------     ------------------    ----------------         ------------------

INCOME BEFORE TAXES                                    86,547                (12,586)             11,734                     85,695
Income taxes                                           40,147                 (4,405)              4,107 (d)                 39,849
                                             -----------------     ------------------    ----------------         ------------------

INCOME BEFORE MINORITY INTERESTS                       46,400                 (8,181)              7,627                     45,846
Minority interests                                     14,696                   (464)                                        14,232
                                             -----------------     ------------------    ----------------         ------------------

NET INCOME                                         $   31,704               $ (7,717)            $ 7,627                   $ 31,614
                                             =================     ==================    ================         ==================


NET INCOME PER SHARE - BASIC                            $1.38                                                                 $1.37
NET INCOME PER SHARE - DILUTED                          $1.35                                                                 $1.35

DIVIDENDS DECLARED PER SHARE                            $1.02                                                                 $1.02

AVERAGE SHARES OUTSTANDING (000) - BASIC               23,007                                                                23,007
AVERAGE SHARES OUTSTANDING (000) - DILUTED             23,186                                                                23,186



(a) To eliminate the pro forma results of the Business for the twelve months ended December 31, 1998, including the estimated income tax effect.

(b) To reflect additional investment income from investing the net proceeds after debt repayment, from the sale of the Business and income from the noncompete agreement associated with the sale of the Business.

(c) To reflect reduced interest expense resulting from the reduction in short-term debt and the reduction in long-term debt associated with an acquisition in December 1998. Additional reductions in long-term debt and the associated reduction in interest expense are not included in the pro forma adjustment as there would have been significant prepayment penalties associated with the repayment of the remaining long-term debt.

(d)      Adjustment to reflect the income tax effect of pro forma adjustments.


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